SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                              --------------------

       Date of Report (Date of earliest event reported): September 5, 2002



                        THE DOE RUN RESOURCES CORPORATION
                        ---------------------------------

             (Exact name of registrant as specified in its charter)



                 New York            333-52285       13-1255630
             ----------------       ------------     ----------
             (State or other        (Commission      (IRS Employer
             jurisdiction of        File Number)     Identification
             incorporation)                          Number)



             1801 Park 270 Drive, St. Louis, Missouri        63146
             ----------------------------------------      ---------
             (Address of principal executive offices)      (Zip Code)



                                  (314) 453-7100
               ---------------------------------------------------
               Registrant's telephone number, including area code:



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS.
            -------------

      On June 6, 2002, The Doe Run Resources Corporation ("Doe Run") simultaneously commenced (a) a consensual cash tender offer pursuant to which it will spend up to $44,000,000 to purchase its outstanding 11.25% Senior Secured Notes due 2005, Series B ("Senior Secured Notes"); 11.25% Senior Notes due 2005, Series B ("Senior Notes"); and Floating Interest Rate Senior Notes due 2003, Series B ("Floaters", and together with the Senior Secured Notes and Senior Notes, the "Old Notes") and (b) an exchange offer for the balance of the Old Notes by distributing that certain Exchange Offer, Cash Offer, Consent Solicitation and Senior Loan Participation dated June 6, 2002 (as amended and supplemented to date, the "Offering Memorandum").

      On July 9, 2002, Doe Run distributed that certain Supplemental Disclosure to the Offering Memorandum and extended the expiration time of the Cash Offer and Exchange Offer until 5:00 P.M., New York City Time, on July 19, 2002.

      On July 19, 2002, Doe Run (i) issued a press release announcing that it was extending the expiration time of the Cash Offer and Exchange Offer until 5:00 P.M., New York City time, on August 2, 2002; and (ii) distributed that certain Amendment to Exchange Offer, Cash Offer, Consent Solicitation and Senior Loan Participation dated June 6, 2002 (as supplemented on July 9, 2002).

      On August 2, 2002, Doe Run issued a press release announcing that it was extending the expiration time of the Exchange Offer, Cash Offer and Exchange/Loan Offer (each as defined and described in the Offering Memorandum) (collectively, the "Offers") until 5:00 P.M., New York City time, on Tuesday, August 6, 2002 and providing certain updated information regarding Doe Run.

      On August 6, 2002, Doe Run issued a press release announcing that it was extending the expiration time of the Offers until 5:00 P.M., New York City time, on Wednesday, August 7, 2002.

      On August 7, 2002, Doe Run issued a press release announcing that it was
(i) extending the expiration time of the Offers until 5:00 P.M., New York City time, on Wednesday, August 14, 2002 and (ii) amending the terms of the Offers so as to change the minimum tender required for consummation of the Offers with respect to its Floaters to 86% from 90% of the aggregate principal amount thereof outstanding.

      On August 14, 2002, Doe Run issued a press release extending the expiration time of the Offers until 5:00 P.M., New York City time, on Tuesday, August 20, 2002.

      On August 20, 2002, Doe Run issued a press release extending the expiration time of the Offers until 5:00 P.M., New York City time, on Friday, August 23, 2002.

      On August 23, 2002, Doe Run issued a press release extending the expiration time of the Offers until 5:00 P.M., New York City time, on Friday, September 6, 2002.

      On September 5, 2002, Doe Run issued a press release attached as Exhibit
99.1 hereto announcing (i) it had reached an agreement in principle with Regiment Capital Advisors, L.L.C. concerning the modification of its Offers and
(ii) the extension of its outstanding offer for its Old Notes until 5:00 P.M., New York City time, on Friday, September 20, 2002.

      There can be no assurance that Doe Run will be able to consummate the Offers or any of the transactions described in the Offering Memorandum.


ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                 Description
-----------                 -----------

  99.1                      Press Release dated September 5, 2002.


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********************************************************************************
      Forward-looking statements in this Form 8-K (and the exhibit attached hereto) are made pursuant to the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995. The words "expect," "anticipate," "intend," "believe," "foresee" and similar expressions are intended to identify such forward-looking statements; however, this Form 8-K (and the exhibit attached hereto) also contains other forward-looking statements. Doe Run cautions that there are various important factors that could cause actual events to differ materially from those indicated in the forward-looking statements; accordingly, there can be no assurance that such indicated events will occur. Among such factors are: the involvement of Doe Run's secured and unsecured creditors in any restructuring negotiations; competitive pressure in Doe Run's market; business conditions in the mining and lead industry generally; general economic conditions and the risk factors detailed in the Exchange Offer, Cash Offer, Consent Solicitation and Senior Loan Participation dated June 6, 2002 (as amended, modified and supplemented to date) and otherwise from time to time in Doe Run's periodic reports filed with the Securities and Exchange Commission. By making these forward-looking statements, Doe Run does not undertake to update them in any manner except as may be required by the Securities and Exchange Commission under federal laws.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    THE DOE RUN RESOURCES CORPORATION

                                    By:    /s/ Marvin Kaiser
                                           ---------------------------------
                                    Name:  Marvin Kaiser
                                    Title: Executive Vice President and Chief
                                           Financial and Administrative Officer


Date:  September 5, 2002

                                INDEX TO EXHIBITS
                                -----------------



                                                            Paper (P) or
Exhibit No.         Description                             Electronic (E)
-----------         -----------                             --------------

  (99.1)            Press Release dated September 5, 2002.       (E)